UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10261

Pearl Mutual Funds
on behalf of its series:

Pearl Total Return Fund
Pearl Aggressive Growth Fund

2610 Park Avenue
P.O. Box 209
Muscatine, Iowa 52761

Robert H. Solt	Copy to:
2610 Park Avenue	Eric S. Purple
P. O. Box 209	K& L Gates LLP
Muscatine, Iowa 52761	1601 K Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1. Reports to Shareholders.

2009 Semi-Annual Report

Page
News for Pearl Shareholders	1
Performance Review	2 - 3
Investment Strategy	3 - 5
Investment Management Team	5
Pearl Total Return Fund Overview	6 - 7
Pearl Aggressive Growth Fund Overview	8 - 9
Understanding Your Expenses	10 - 11
General Information	11 - 13
Pearl Total Return Fund Financial Statements	14 - 16
Pearl Aggressive Growth Fund Financial Statements	17 - 19
Notes to Financial Statements	20 - 22
Pearl Total Return Fund Financial Highlights	23
Pearl Aggressive Growth Fund Financial Highlights	24

IRA Contribution Limits for 2009

(IRA – Individual Retirement Account, all types)

•     You may contribute $5,000 to your IRA in 2009.

•     The 2009 limit is $6,000 if you are age 50 or over.

The extra $1,000 is called a catch-up contribution.

•     These limits apply to both Roth and Traditional IRAs.

IRA contribution limits may be different in future years.

More Good News:

•     You can use Pearl Funds (either or both) for all types of IRAs and IRA rollovers.

•     No maintenance fee for your Pearl IRA – or for any Pearl Funds Account.

Did you know?
Pearl Funds offer you an Automatic Investment Plan that allows you to make regular monthly investments by electronic transfer from your bank account in the amount you choose.
To begin this plan, the minimum investment is $1,000; then the minimum monthly investment is $100.
  For information, call 866-747-9030 toll-free or go to www.pearlfunds.com/application_information.htm
Systematic investing does not ensure a profit.

Pearl Mutual Funds

Performance Review as of June 30, 2009

First Half 2009 Performance.Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the 6 months ended June 30, 2009:

* All total returns include dividends reinvested. Pearl Funds’ total returns are net – after deduction of all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses (fees, transaction costs, etc.) Pearl Funds’ total returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See page 13 for a description of each index.

Pearl Total Return Fund	+ 6.75%
Pearl Aggressive Growth Fund	+ 23.19%
Dow Jones Wilshire 5000 (Full Cap)	+ 5.00%
MSCI World Index	+ 6.35%
Standard & Poor’s 500 Index	+ 3.16%

2009 Performance Factors. We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during the first 6 months of 2009 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company. These factors include:

•	U.S. and global stock markets had moderate gains during the first half of 2009. The 2008 bear market decline continued into early March, and then most stock markets turned up.

•

During the first half of 2009: U.S. growth-style stocks outperformed U.S. value-style stocks. Morningstar’s U.S. Growth Index was up 15.21% while its U.S. Value Index was down 3.59%. U.S. mid-capitalization stocks (up 7.96%) slightly outperformed small-cap stocks (up 7.87%) and outperformed large-cap stocks (up 2.94%). Overall, foreign stocks outperformed U.S. stocks. Foreign small-to-mid-cap stocks generally outperformed foreign large-cap stocks. Overall, foreign growth stocks slightly outperformed foreign value stocks.

•

During the first half of 2009: Pearl Total Return Fund invested globally through mutual funds holding U.S. or foreign securities or both. A majority of this Fund’s investments were in mutual funds we believed to be relatively conservative and with below-average risk records. This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) had nearly equal exposure to value-style and growth-style stocks and to U.S. and foreign stocks. This Fund emphasized large-cap and mid-cap stocks. Pearl Total Return Fund was 60% to 82% invested in equity mutual funds during the first half of 2009. This Fund usually invests 80% or more of its net assets in equity funds, but reduced that position below 80% in the 4th quarter of 2008. The Fund held one high-quality bond fund, plus a balanced fund which held some fixed-income investments. The Fund also had indirect investments (through its portfolio funds) in bonds and cash. We believe Pearl Total Return Fund’s partial defensive position (see pages 3-5) was helpful when stock markets declined but reduced performance when markets rose. Overall, we believe this partial defensive position, and its gradual reduction as the Fund’s equity funds investment was expanded to 82% during this period, decreased risk without significantly slowing performance. We believe the Fund’s performance was helped by its position in international mutual funds. See pages 6-7.

•

During the first half of 2009: Pearl Aggressive Growth Fund invested globally through mutual funds holding U.S. or foreign securities or both. This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) emphasized foreign stocks and emerging markets, and had a growth-stocks emphasis plus large positions in value-style and blend-style stocks. This Fund emphasized small-cap and mid-cap stocks and also had a large position in large-cap stocks. Pearl Aggressive Growth Fund’s investments tended to be more volatile than Pearl Total Return Fund’s investments. We believe this additional risk and Pearl Aggressive Growth Fund’s fully-invested position helped its performance in this rising market period. As its investment strategy requires, this Fund is always fully invested (95% or more) in equity mutual funds. We believe this Fund’s large indirect investments in foreign stocks and in growth stocks helped its performance. See pages 8-9.

•	Both Funds made no-load purchases of mutual funds that would require most investors to pay a sales charge. We believe this helped both Funds’ performance. See page 4.

•

Both Pearl Funds did not pay any sales charge, commission, or redemption fee. Both Funds made all their investments on a no-load basis. See “No-Load Investing” below. This helped both Funds control costs and helped their performance.

•

Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets. We believe this work helps our allocation decisions and selection of mutual funds.

•

All Trustees, Officers, and employees of Pearl Funds and Pearl Management Company are Pearl Funds shareholders. This group, plus Pearl Management Company and its shareholders, owned more than $7 million of Pearl Funds shares at June 30, 2009. We believe this large investment gives all Pearl decision-makers and managers a shared interest with all our shareholders – and a strong incentive to work for the Funds’ performance.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by usually holding a modest defensive position and by selecting some mutual funds that have demonstrated relatively low volatility.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (at least 95% of net assets) in equity mutual funds at all times.

"Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading. Both Pearl Funds are long-term investors, not short-term traders. Your Investment Management Team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

The Funds’ portfolio turnover (annualized rate) during the first half of 2009 was 53% for Pearl Total Return Fund and 44% for Pearl Aggressive Growth Fund.

No-Load Investing. No Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. When either Pearl Fund invests in a load fund, the purchase is large enough to receive a 100% waiver of the sales load, so the Fund buys without paying any load. Each Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this. The Funds do not impose any distribution fee (12b-1 fee). Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid paying any transaction costs – no sales charges, no commissions, no redemption fees – and both Funds again paid no transaction costs to date in 2009.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2009 to date were made on a no-load basis.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Access to Many Funds. Both Funds’ investments in mutual funds have been consistently large enough to take advantage of 100% sales load waivers on large purchases. Thus, both Pearl Funds are able to select their investments from a very wide range of funds, without paying any sales load even though many of those funds would require most investors to pay a sales charge.

Investments. At June 30, 2009, 82.2% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 10.1% in a high-quality bond fund, and 7.7% in cash. Nearly all of the cash was held in money market mutual funds.

At June 30, 2009, 99.2% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, and 0.8% in cash (mostly money market mutual funds).

A more precise way to measure each Fund’s asset allocation is its investment portfolio assets breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds’ portfolio holdings at June 30, 2009, each Fund’s investment portfolio assets breakdown was:

Total Return Fund	Aggressive Growth Fund
(as a percentage of total assets, rounded to nearest single decimal place)

Total Stocks		65.3%	93.9%
U.S. Stocks	30.8%		30.5%
Foreign Stocks	34.5%		63.4%
Bonds		11.8%	1.2%
Cash		15.3%	4.3%
Other		7.6%	0.6%
Total		100.0%	100.0%

For example, Pearl Total Return Fund directly held 7.7% of total assets in cash, but it held 15.3% in cash when the varying amounts of cash held by the mutual funds in this Fund's portfolio were added.

Each Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Top 5 Mutual Fund Portfolio Holdings at June 30, 2009 (as a percentage of total assets):

Pearl Total Return Fund:		Pearl Aggressive Growth Fund:
Matthews Asian Growth & Income Fund	18.46%	Matthews Pacific Tiger Fund	19.26%
John Hancock Balanced Fund, Class I	10.80%	Kinetics Small Cap Opportunities Fund, Instl. Class	18.34%
Oakmark International Fund, Class I	10.18%	Fidelity Leveraged Company Stock Fund	14.40%
T. Rowe Price New America Growth Fund	9.61%	Lazard Emerging Markets Equity Fund, Instl. Class	13.33%
Fairholme Fund	7.50%	Janus Contrarian Fund	12.77%

Investments of both Funds at June 30, 2009 are listed in the financial statements at pages 14 and 17. Each Fund’s most recent month-end portfolio holdings are listed at www.pearlfunds.com .

Portfolio investments are subject to change at any time without notice, and some changes have been made after June 30, 2009. Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook. We must evaluate many positive and negative factors that may affect U.S. and global stock markets. This outlook is written on August 12, 2009 and states our current views and positions, which are subject to change without notice:

We believe positive stock market factors now include the willingness of governments and central banks to take recovery action; some indications that the U.S. and global recession may be slowing and nearing a bottom; global low interest rates; large amounts of cash on the sidelines, potentially available for investment; the possibility that the bear market decline from October 2007 to March 2009 may have been deep enough to form a March 2009 market bottom and support a sustained rise; many stocks may be moderately undervalued in relation to earnings and dividends; and recent high pessimism among investors and investment advisers. (We use pessimism as a contrary indicator; history shows that buying stocks is more likely to be profitable when there is widespread pessimism rather than optimism. There is no guarantee that this will hold true in the future.)

We believe stock market risks include the huge increase in U.S. federal spending, deficits, debt, and unfunded entitlements; potential hyperinflation (a future risk, but markets may anticipate it); credit problems worsening (U.S. and global); failure of U.S. and foreign bailouts and other efforts to improve credit markets; effects of U.S. nationalization and redistribution; effects of recent massive U.S. and global wealth destruction; U.S. and global consumer and business retrenchment in response to those problems; U.S. current accounts deficit; vulnerability to shocks (oil, terrorist attack, pandemic, etc.), and disappointment and panic if bear market resumes, if recovery from recession is slower than expected, or if more big companies fail.

We believe total U.S. stock market risks remain high. We believe the reward/risk ratio is neutral near-term (1-3 months), slightly positive intermediate-term (4-12 months), and slightly positive long-term. We believe overall foreign stock market risks are also high but their intermediate-term and long-term reward/risk ratios are better than for the U.S. As always, foreign markets have unique risks and opportunities.

Weighing these factors, Pearl Total Return Fund has further increased its investment in equity mutual funds from 82% of net assets at June 30, 2009 to about 89% at August 12, 2009. This Fund’s value stocks position slightly exceeds its growth stocks position, and its foreign stocks position slightly exceeds its U.S. stocks position (indirect investments through this Fund’s portfolio of mutual funds).

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; now about 99%) in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile and holds more growth, foreign, and emerging markets funds.

Both Pearl Funds hold a broad, diversified mixture of equity funds that hold small-cap, mid-cap, and large-cap stocks. Both Funds have big large-cap and mid-cap investments, but Aggressive Growth Fund has more small-cap and mid-cap investments than Total Return Fund.

At August 12, 2009, Pearl Total Return Fund was up 15.25% and Pearl Aggressive Growth Fund was up 36.13% year-to-date.

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company. The Manager’s Investment Committee manages each Fund’s portfolio. The Investment Committee consists of Robert H. Solt, President and Chief Executive Officer; David M. Stanley, Senior Counsel; and Richard R. Phillips, Vice President. Other Staff persons also provide research and analysis. For more information on the entire Staff, go to www.pearlfunds.com and click on Management and Real, Live People.

Pearl Total Return Fund

Pearl Total Return Fund's 10-Year Performance Record is summarized in this graph:

Comparison of change in value of $10,000 investment in

Pearl Total Return Fund and its comparison indexes *

(as of June 30 each year – with dividends reinvested)

* The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses.

•

Through June 30, 2009, the value of an investment in Pearl Total Return Fund grew 8.50% during the last 5 years and grew 66.93% over the last 10 years (not annualized). The Fund outperformed all 3 comparison indexes during all these periods ended June 30, 2009: YTD and 3, 5, and 10 years.

Performance of Pearl Total Return Fund and Comparison Indexes through June 30, 2009:

Average Annual Total Returns for periods ended June 30, 2009 with dividends reinvested:	Year-to-date, not annualized	1 year	3 years	5 years	10 years
Pearl Total Return Fund	+ 6.75%	- 27.59%	- 6.96%	+ 1.65%	+ 5.26%
Dow Jones Wilshire 5000 Index (Full Cap)	+ 5.00%	- 26.11%	- 7.99%	- 1.47%	- 1.26%
MSCI World Index	+ 6.35%	- 29.50%	- 8.02%	+ 0.03%	- 0.84%
Standard & Poor’s 500 Index	+ 3.16%	- 26.21%	- 8.22%	- 2.24%	- 2.22%

*See pages 10-13 for information on expenses. See page 13 for a description of each index. Past performance does not predict future performance.

Did you know? Your Pearl Investment Management Team — Rob Solt, Dave Stanley, and Rich Phillips — together have over 49 years of experience in mutual funds investment management.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•

Pearl Total Return Fund had a + 6.75% positive total return for the 6 months ended June 30, 2009 – and outperformed all 3 comparison indexes. This Fund had a - 27.59% negative total return for the 1 year ended June 30, 2009.

•

During the 5 years through June 30, 2009, Pearl Total Return Fund was up 8.50% while the 3 comparison indexes were down 5.90% on average (not annualized). See pages 1 & 6. The Fund outperformed all 3 comparison indexes during that period.

•

During the 10 years through June 30, 2009, Pearl Total Return Fund was up 66.93% while the 3 comparison indexes were down 13.37% on average (not annualized). See page 6. The Fund outperformed all 3 comparison indexes during that period.

•

Pearl Total Return Fund outperformed the Standard & Poor’s 500 Index for 9 straight years, each year from 1999 through 2007; slightly underperformed it in 2008; and again outperformed it during the first half of 2009.

•

Your Fund outperformed all 3 comparison indexes YTD and during the last 3, 5, and 10 years ended June 30, 2009. We believe this outperformance is significant because (a) it was achieved during both rising and falling stock markets, and (b) usually less than 80% of Pearl Total Return Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks. See page 4.

•

Your Fund’s annual total return was - 38.67% in 2008, + 10.37% in 2007, + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003, - 10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, and + 26.99% in 1999.

•

All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of your Fund and all expenses of all the mutual funds in its portfolio. In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Net Assets of Pearl Total Return Fund at June 30, 2009:

NAV (net asset value) per share:	$8.54 – up from $8.00 (after dividends) at December 31, 2008

Net Assets:	$69,571,597 – up from $66,601,645 at December 31, 2008

Did you know?
We are shareholders too!
All our Trustees, Officers, and employees, plus our Manager and all its shareholders, are Pearl Funds shareholders.
Together we own more than $7 million of Pearl Funds shares at June 30, 2009.

We eat our own cooking!

When your Pearl Funds investment goes up or down, so does ours!

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund's Performance Record for the 8 years since its inception is summarized in this graph:

Comparison of change in value of $10,000 investment in

Pearl Aggressive Growth Fund and its comparison indexes *

(as of June 30 each year, from July 2, 2001 inception – with dividends reinvested)

  * The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses.

•

Through June 30, 2009, the value of an investment in Pearl Aggressive Growth Fund grew 12.35% during the last 5 years and grew 49.65% during the last 8 years from this Fund’s inception on July 2, 2001 (not annualized). The Fund outperformed all 3 comparison indexes during all these periods ended June 30, 2009: YTD, 3 years, 5 years, and the 8 years since this Fund’s inception.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes
through June 30, 2009:

Average Annual Total Returns for periods ended June 30, 2009 with dividends reinvested:	Year-to-date, not annualized	1 year	3 years	5 years	8 years, since inception
Pearl Aggressive Growth Fund	+ 23.19%	- 33.88%	- 6.73%	+ 2.36%	+ 5.17%
Dow Jones Wilshire 5000 Index (Full Cap)	+ 5.00%	- 26.11%	- 7.99%	- 1.47%	- 0.63%
MSCI World Index	+ 6.35%	- 29.50%	- 8.02%	+ 0.03%	+ 0.35%
Standard & Poor’s 500 Index	+ 3.16%	- 26.21%	- 8.22%	- 2.24%	- 1.66%

* See pages 10-13 for information on expenses. See page 13 for a description of each index. Past performance does not predict future performance.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•

Pearl Aggressive Growth Fund had a + 23.19% positive total return for the six months ended June 30, 2009, and outperformed all 3 comparison indexes. This Fund had a - 33.88% negative total return for the 1 year ended June 30, 2009.

•

During the 5 years through June 30, 2009, Pearl Aggressive Growth Fund was up 12.35% while the 3 comparison indexes were down 5.90% on average (not annualized). See pages 1 & 8. The Fund outperformed all 3 comparison indexes during that period.

•

During the 8 years from this Fund’s inception through June 30, 2009, Pearl Aggressive Growth Fund was up 49.65% while the 3 comparison indexes were down 4.91% on average (not annualized). The Fund outperformed all 3 comparison indexes during that period.

•

Pearl Aggressive Growth Fund outperformed the Standard & Poor’s 500 Index for each year, of the 7 years from this Fund’s inception (July 2, 2001) through 2007; underperformed it in 2008; and again outperformed it during the first half of 2009.

•

Your Fund outperformed all 3 comparison indexes during all these periods through June 30, 2009: YTD, 3 years, 5 years, and the 8 years since this Fund’s inception. We believe this outperformance is significant because (a) it was achieved during both rising and falling stock markets, and (b) usually less than 95% of this Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks. See page 4.

•

Your Fund’s annual total return was - 52.83% in 2008, + 19.11% in 2007, + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003, - 17.27% in 2002, and + 0.60% in the last 6 months of 2001.

•

All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of each Fund and all expenses of all the mutual funds in its portfolio. In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Net Assets of Pearl Aggressive Growth Fund at June 30, 2009:

NAV (net asset value) per share:	$8.66 – up from $7.03 (after dividends) at December 31, 2008

Net Assets:	$33,908,312 – up from $31,679,671 at December 31, 2008

Did you know?
Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Funds.
Pearl Management Company does not manage any other funds or accounts except Pearl Management Company’s own investment assets.
We believe this single focus on Pearl Funds helps your Management to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

We give you prompt, personal service. When you call us, a real, live person will take your call.
You can talk with one of our Officers or Portfolio Managers. You will get a straight answer.
If we don’t know the answer, we will find it and get back to you fast.

We handle all inquiries, shareholder accounts, and transactions within our office in Muscatine, Iowa.

We do this work ourselves instead of hiring it out to some big, faceless company that puts you on hold.

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, June 30, 2009

As a mutual fund shareholder, you may incur two types of costs. There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees. Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee – except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less. There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees. Both Pearl Funds do not impose any 12b-1 fee. Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees. The information on these two pages is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses. To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period. The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period. Expense information is calculated two ways; each method provides you with different information. The amount in the "actual" column is calculated using each Pearl Fund’s actual operating expenses and total return. The amount in the "hypothetical" column assumes that the return each year is 5% before expenses, and uses the Fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating Your Actual Expenses. To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the "Expenses paid during the period" section of the table, locate the amount for your Fund. You will find this number in the "Actual" column. Multiply this number by the result from step 1.
Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2009 through June 30, 2009 (6 months):

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	1,067.50	1,025.00	4.92	4.82	0.96%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	1,231.86	1,025.00	5.31	4.82	0.96%

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Compare with Other Funds. Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in each Pearl Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are No-load. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund. As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

Each Pearl Fund is a Fund of Funds.This should be kept in mind when comparing with other funds. Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period. Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested. However, there were no transaction costs for Pearl Funds’ investments in other mutual funds. Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period. Also, all Pearl Funds performance and total return figures are net – after deduction of all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws. The Funds are offered only to residents of the United States. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of 42 states and the District of Columbia. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Pearl Funds shares are available in your state.

We Invite and Welcome Your Calls. A real, live person will talk with you – promptly. He or she will be one of our Officers or key Staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology. 866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail: info@pearlfunds.com Fax: 563-288-4101

Write to: Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1.	Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)
2.	Telephone to 303-679-9689

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

For more detailed information on the risks of investing in the Funds, please read the Prospectus, available at www.pearlfunds.comor by calling toll-free 866-747-1930.

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Expenses. Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests. Each Fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments. However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2008, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were: Pearl Total Return Fund 2.02%, which was reduced to 1.87% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.43%, reduced to 2.25% by the Manager’s reimbursement. However, all

Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.
Limit on Expenses. Pearl Management Company , the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including all management, advisory, and administrative fees) exceeding these expense ratios: 0.98% of a Fund's average net assets up to $100 million and 0.78% in excess of $100 million.  When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This limit applies to each Fund’s direct ordinary operating expenses and does not apply to the indirect expenses incurred by a Fund through its investments in the mutual funds in its portfolio. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager's reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings.  Pearl Funds’ most recent month-end portfolio holdings are disclosed to the public at www.pearlfunds.com .  The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR.  The Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov .

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has a privacy policy. You may view the privacy policy at www.pearlfunds.com (click on Privacy Policy) or by calling toll-free 866-747-9030. The privacy policy is sent to shareholders annually.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), often referred to as Dow Jones Wilshire 5000, is an unmanaged index, is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index, is market-capitalization weighted, and is generally representative of the performance of the global (U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks, is market-capitali-zation weighted, and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not the same as the indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales of its shares were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

PEARL TOTAL RETURN FUND STATEMENT OF NET ASSETS (UNAUDITED) June 30, 2009

ASSETS:
INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:	Shares owned	% of net assets	Market value
Equity mutual funds:
Artisan International Small Cap Fund	317,696	6.25%	4,349,252
Fairholme Fund	205,474	7.50%	5,214,935
First Eagle Overseas Fund, Class I	225,676	5.76%	4,005,745
John Hancock Balanced Fund, Class I	606,342	10.80%	7,512,574
John Hancock Large Cap Equity Fund, Class I	258,920	7.34%	5,108,499
Matthews Asian Growth and Income Fund	953,404	18.46%	12,842,352
Oakmark International Fund, Class I	540,272	10.18%	7,082,961
T. Rowe Price New America Growth Fund	290,055	9.61%	6,682,875
Weitz Partners III Opportunity Fund	598,636	6.27%	4,364,058

TOTAL EQUITY MUTUAL FUNDS (cost $60,162,033, including reinvested dividends)		82.17%	57,163,251

Income mutual funds:
PIMCO Total Return Fund, Institutional Class (cost $6,923,452, including reinvested dividends)	672,714	10.10%	7,029,862

TOTAL INCOME MUTUAL FUNDS		10.10%	7,029,862

Money market mutual funds:
Vanguard Money Market Prime Fund (cost $2,295,490, including reinvested dividends)	2,295,490	3.30%	2,295,490

TOTAL MONEY MARKET FUNDS		3.30%	2,295,490

TOTAL INVESTMENTS (cost $69,380,975, including reinvested dividends)		95.57%	66,488,603

Cash, including money market fund through custodian bank		4.43%	3,083,424
Receivable for PTRF shares sold		0.00%	0
Accrued interest		0.00%	320

TOTAL ASSETS		100.00%	69,572,347
LIABILITIES:

Dividend payable		0.00%	0
Payable for shares redeemed		0.00%	750
Investment manager's fees payable (Note 5)		0.00%	0
Payable to manager for expenses of Fund (Note 5)		0.00%	0
Other liabilities		0.00%	0

TOTAL LIABILITIES		0.00%	750

NET ASSETS, applicable to 8,150,241 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$69,571,597

NET ASSET VALUE -- OFFERING AND REDEMPTION PRICE PER SHARE			$8.54

NET ASSETS CONSIST OF:
Capital			$102,257,130
Accumulated undistributed net investment income			241,753
Accumulated net realized (losses)			(30,034,914)
Net unrealized depreciation in value of investments			(2,892,372)

TOTAL NET ASSETS			$69,571,597

See notes to financial statements.

PEARL TOTAL RETURN FUND STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended
June 30, 2009

INVESTMENT INCOME:

Income:
Dividends, ordinary income	$551,439
Interest on bank account, including money market fund dividends through custodian bank	4,647

TOTAL INVESTMENT INCOME	556,086

Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	260,475
Associations	6,792
Auditors' fees	48,188
Chief Compliance Officer compensation	11,378
Chief Compliance Officer expenses	0
Continuing education, Trustees	0
Custodian fees	3,517
Data processing	11,715
Trustees' fees (Note 7)	37,338
Registration fees	17,560
Insurance	23,718
Legal fees	11,539
Meetings	994
Other	0

TOTAL EXPENSES BEFORE REIMBURSEMENT	433,214

Expenses reimbursed by investment manager (Note 5)	(118,881)

TOTAL EXPENSES	314,333

NET INVESTMENT INCOME	241,753

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized gains (losses) on investments (securities of unaffiliated issuers)	(13,731,422)

Change in net unrealized appreciation of investments	17,806,625

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,075,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,316,956

See notes to financial statements. 15

PEARL TOTAL RETURN FUND STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:	Six Months Ended June 30, 2009	Year Ended December 31, 2008

FROM OPERATIONS:

Net investment income	$241,753	$1,087,638

Net realized (losses) on investments	(13,731,422)	(16,303,492)

Change in net unrealized appreciation (depreciation) of investments	17,806,625	(29,561,706)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,316,956	(44,777,560)

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):

Dividends from net investment income	0	(1,087,638)
Dividends from net realized gains	0	0

TOTAL DIVIDENDS	0	(1,087,638)

FROM CAPITAL SHARES TRANSACTIONS:

Proceeds received for shares sold (71,645 and 337,740 shares)	566,468	3,934,527

Net asset value of shares (0 and 129,123 shares) issued in reinvestment of dividends	0	1,032,980

Paid on redemption of shares (250,077 and 1,279,768 shares), including exchanges into Pearl Aggressive Growth Fund	(1,913,472)	(13,704,461)

(DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net decrease of (178,432) and (812,905) shares)	(1,347,004)	(8,736,954)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,969,952	(54,602,152)

NET ASSETS:

Beginning of period	66,601,645	121,203,797

End of period (including accumulated undistributed net investment income, $241,753 and $0, respectively)	$69,571,597	$66,601,645

See notes to financial statements.

________________________________________________________________________________

PEARL AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (UNAUDITED)
June 30, 2009

ASSETS:

INVESTMENTS in mutual funds,		% of
all common stocks of unaffiliated issuers:	Shares	net	Market
	owned	assets	value
Equity mutual funds:
Fidelity Leveraged Company Stock Fund	278,465	14.40%	4,881,496
Janus Contrarian Fund	404,540	12.77%	4,328,579
Janus Overseas Fund	112,054	11.22%	3,805,366
Kinetics Small Cap Opportunities Fund, Institutional Class	353,896	18.34%	6,217,952
Lazard Emerging Markets Equity Fund, Institutional Class	316,805	13.33%	4,520,811
Matthews Pacific Tiger Fund	429,586	19.26%	6,529,714
US Global Accolade Eastern European Fund	503,046	9.88%	3,350,288

TOTAL EQUITY MUTUAL FUNDS (cost $39,927,802, including reinvested dividends)		99.20%	33,634,206

Money market mutual fund:
Vanguard Money Market Prime Fund (cost $109,700, including
reinvested dividends)	109,700	0.32%	109,700

TOTAL MONEY MARKET FUNDS		0.32%	109,700

TOTAL INVESTMENTS (cost $40,037,502, including
reinvested dividends)		99.52%	33,743,906

Cash, including money market fund through custodian bank		0.49%	167,352
Receivable for PAGF shares sold		0.00%	0
Accrued interest		0.00%	54

TOTAL ASSETS		100.01%	33,911,312
LIABILITIES:

Dividend payable		0.00%	0
Payable for shares redeemed		0.01%	3,000
Investment manager's fees payable (Note 5)		0.00%	0
Payable to manager for expenses of Fund (Note 5)		0.00%	0
Other liabilities		0.00%	0

TOTAL LIABILITIES		0.01%	3,000

NET ASSETS, applicable to 3,914,430 outstanding shares of
beneficial interest (no par value); unlimited shares authorized		100.00%	$33,908,312

NET ASSET VALUE -- OFFERING AND
REDEMPTION PRICE PER SHARE			$8.66

NET ASSETS CONSIST OF:
Capital			$55,146,103
Accumulated undistributed net investment (loss)			(115,145)
Accumulated net realized (losses)			(14,829,050)
Net unrealized depreciation in value of investments			(6,293,596)

TOTAL NET ASSETS			$33,908,312

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended
June 30, 2009

INVESTMENT INCOME (LOSS):

Income:
Dividends, ordinary income	$26,234
Interest on bank account, including money market fund
dividends through custodian bank	876

TOTAL INVESTMENT INCOME	27,110

Expenses, current year (Note 5):
Investment management and
administrative services fees (Note 5)	124,381
Associations	2,846
Auditors' fees	22,704
Chief Compliance Officer compensation	5,122
Chief Compliance Officer expenses	0
Continuing education, Trustees	0
Custodian fees	1,583
Data processing	5,077
Trustees' fees (Note 7)	16,662
Registration fees	15,100
Insurance	11,282
Legal fees	4,847
Meetings	399
Other	0

TOTAL EXPENSES BEFORE REIMBURSEMENT	210,003

Expenses reimbursed by investment manager (Note 5)	(67,748)

TOTAL EXPENSES	142,255

NET INVESTMENT (LOSS)	(115,145)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized (losses) on investments (securities of unaffiliated issuers)	(13,673,378)

Change in net unrealized appreciation of investments	19,601,265

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	5,927,887

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,812,742

See notes to financial statements. 18

PEARL AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS:	June 30, 2009	December 31, 2008

FROM OPERATIONS:

Net investment income (loss)	($115,145)	$223,113

Net realized (losses) on investments	(13,673,378)	(1,155,672)

Change in net unrealized appreciation (depreciation) of investments	19,601,265	(35,424,691)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	5,812,742	(36,357,250)

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):

Dividends from net investment income	0	(223,113)
Dividends from net realized gains	0	0

TOTAL DIVIDENDS	0	(223,113)

FROM CAPITAL SHARES TRANSACTIONS:

Proceeds received for shares sold (68,333 and 382,510 shares)	502,807	4,905,339

Net asset value of shares (0 and 30,359 shares) issued
in reinvestment of dividends	0	213,425

Paid on redemption of shares (660,679 and 432,972 shares),
including exchanges into Pearl Total Return Fund	(4,086,908)	(4,803,220)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
SHARES TRANSACTIONS:
(net decrease of (592,346) and (20,103) shares)	(3,584,101)	315,544

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,228,641	(36,264,819)

NET ASSETS:

Beginning of period	31,679,671	67,944,490

End of period (including accumulated undistributed net investment
income (loss), ($115,145) and $0, respectively)	$33,908,312	$31,679,671

See notes to financial statements. 19

PEARL TOTAL RETURN FUND and
PEARL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2009 AND YEAR ENDED DECEMBER 31, 2008

1.

ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); and (3) cash and cash equivalents.

2.

SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds' dividends to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost. Management has evaluated subsequent events through August 29, 2009, the date the Funds’ Semi-Annual Report was filed with the Securities and Exchange Commission.

3.

INCOME TAXES. It is the Funds’ policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

As of December 31, 2008, PTRF had a capital loss carry-forward in the amount of $16,303,492 available to offset future capital gains through December 31, 2016. As of June 30, 2009 PTRF had accumulated net realized losses of $30,034,914.

PTRF’s cost for federal income tax purposes was $69,380,975, including the amounts of all reinvested dividends, as of June 30, 2009; the aggregate gross unrealized appreciation was $1,758,031; and the aggregate gross unrealized depreciation was ($4,650,403); resulting in net unrealized depreciation of ($2,892,372).

As of December 31, 2008, PAGF had a capital loss carry-forward in the amount of $1,155,672 available to offset future capital gains through December 31, 2016. As of June 30, 2009 PAGF had accumulated net realized losses of $14,829,050.

PAGF’s cost for federal income tax purposes was $40,037,502, including the amounts of all reinvested dividends, as of June 30, 2009; the aggregate gross unrealized appreciation was $640,613; and the aggregate gross unrealized depreciation was ($6,934,209); resulting in net unrealized depreciation of ($6,293,596).

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation provides guidance on how the Funds should recognize, measure, present, and disclose in their financial statements any uncertain tax positions that the Funds have taken or expect to take on a tax return. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

The Funds file U.S. and Iowa tax returns. No tax returns are currently under examination. The statute of limitations on the Funds' tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

4.

INVESTMENT TRANSACTIONS. PTRF's costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $28,515,452 and $24,983,855, respectively, for the first half of 2009. Purchases include reinvestments of dividends.

PAGF's costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $12,690,649 and $16,332,608, respectively, for the first half of 2009. Purchases include reinvestments of dividends.

5.

INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares. The Manager's combined fees are at the annual rate of 0.86% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund’s net assets in excess of $30,000,000 and up to $100,000,000; and 0.53% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager. Each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000. The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

For the first half of 2009 expenses totaling $118,881 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $758,992 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $108,771 for 2004, $153,719 for 2005, $130,815 for 2006, $100,501 for 2007, and $146,305 for 2008.

For the first half of 2009 expenses totaling $67,748 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $458,424 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $53,802 for 2004, $81,868 for 2005, $79,553 for 2006, $76,425 for 2007, and $99,027 for 2008.

6.

OWNERSHIP OF FUND SHARES. The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 6.44% of PTRF's outstanding shares, with a net asset value of $4,485,106, as of June 30, 2009.

The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 8.47% of PAGF's outstanding shares, with a net asset value of $2,873,667, as of June 30, 2009.

7.

COMPENSATION. The Officers and two Trustees (Robert H. Solt and David M. Stanley) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds’ five Trustees who are not affiliated with the Manager are John W. Axel, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, and Dr. James P. Stein. The Trustees received fees from the Funds of $54,000 for the first half of 2009 and $120,500 for 2008.

8.

DIVIDENDS. On January 31, 2009, PTRF paid an income dividend of $.1326 per share from 2008 net investment income to shareholders of record on December 31, 2008. On January 31, 2008, PTRF paid an income dividend of $.4414 per share from 2007 net investment income; a short-term capital gain dividend of $.2576 per share; and a long-term capital gain dividend of $2.9829 per share to shareholders of record on December 31, 2007. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

On January 31, 2009, PAGF paid an income dividend of $.0498 per share from 2008 net investment income to shareholders of record on December 31, 2008. On January 31, 2008, PAGF paid an income dividend of $.2134 per share from 2007 net investment income; a short-term capital gain dividend of $.1691 per share; and a long-term capital gain dividend of $1.8546 per share to shareholders of record on December 31, 2007. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

9.

FAIR VALUE MEASUREMENTS. The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
•	Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Funds’ investments carried at fair value:

VALUATION INPUTS	PTRF	PAGF

Level 1 - Quoted Prices	$66,488,603	$33,743,906
Level 2 - Other Significant Observable Inputs	--	--
Level 3 - Significant Unobservable Inputs	--	--

TOTAL	$66,488,603	$33,743,906

10.

RECENT ACCOUNTING PRONOUNCEMENTS. In June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 168, FASB Accounting Standards Codification (Codification) and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162 (SFAS 168). The purpose of the Codification is to provide a single source of authoritative U.S. GAAP. SFAS 168 is effective for the Funds in the fourth quarter of fiscal year 2009. The adoption of SFAS 168 is not expected to have a material effect on the Funds’ financial statements.

PEARL TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA derived from the financial statements:	Six Months Ended June 30, 2009		2008	2007	2006	2005	2004
								Year ended December 31,
								2003	2002	2001	2000	1999	1998

Net asset value, beginning of period	$8.00		$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23

Income from Investment Operations

Net investment income	0.03		0.13	0.44	0.34	0.23	0.28	0.20	0.09	0.12	0.69	0.45	0.23

Net realized and unrealized gains (losses) on investments	0.51		(5.26)	1.15	2.58	1.39	1.85	3.19	(1.25)	0.21	(0.50)	2.37	0.29
Total investment operations	0.54		(5.13)	1.59	2.92	1.62	2.13	3.39	(1.16)	0.33	0.19	2.82	0.52

Less Dividends (Note 7)

Dividends from net investment income	None		(0.13)	(0.44)	(0.34)	(0.23)	(0.28)	(0.20)	(0.09)	(0.12)	(0.69)	(0.45)	(0.23)
Dividends from net realized capital gains on investments	None		None	(3.24)	(1.36)	(1.28)	(0.52)	None	None	None	(1.12)	(0.66)	(1.07)
Total dividends	None		(0.13)	(3.68)	(1.70)	(1.51)	(0.80)	(0.20)	(0.09)	(0.12)	(1.81)	(1.11)	(1.30)

Net asset value, end of period	$8.54		$8.00	$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45

Total Return	6.75%		(38.67%)	10.37%	20.67%	11.55%	16.83%	35.73%	(10.75%)	3.13%	1.56%	26.99%	4.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars)	$69,572		$66,602	$121,204	$106,712	$88,159	$74,058	$56,352	$39,928	$46,807	$58,875	$59,603	$48,752
Ratio of net expenses to average net assets	0.96%	**	0.98%	0.94%	0.98%	0.98%	0.98%	0.98%	0.97%	0.94%	0.93%	0.92%	0.94%
Ratio of gross expenses to average net assets	1.34%	**	1.14%	1.03%	1.10%	1.16%	1.14%	1.17%	1.26%	1.29%	1.05%	0.92%	0.94%
Ratio of net investment income to average net assets	1.12%	**	1.12%	2.64%	2.20%	1.64%	2.25%	1.97%	0.90%	0.95%	5.62%	3.85%	1.94%
Ratio of total investment income less gross expenses to average net assets	0.74%	**	0.97%	2.56%	2.07%	1.45%	2.08%	1.75%	0.61%	0.61%	5.50%	3.91%	2.00%
Portfolio turnover (excluding money market mutual funds)	53%	**	50%	67%	15%	24%	34%	34%	55%	50%	78%	85%	79%

					See notes to financial statements.
**Annualized

23

PEARL AGGRESSIVE GROWTH FUND FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA derived from the financial statements:	Six Months Ended June 30, 2009		2008	2007	2006	2005	Year ended December 31, 2004	2003	2002	Period July 2, 2001 (inception) through December 31,2001

Net asset value, beginning of period	$7.03		$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90	$10.00

Income from Investment Operations

Net investment income (loss)	(0.03)		0.05	0.21	0.35	0.30	0.15	(0.03)	(0.07)	0.06

Net realized and unrealized gains (losses) on investments	1.66		(7.98)	2.56	2.63	2.13	2.06	4.40	(1.64)	0.00
Total investment operations	1.63		(7.93)	2.77	2.98	2.43	2.21	4.37	(1.71)	0.06

Less Dividends (Note 7)

Dividends from net investment income	None		(0.05)	(0.21)	(0.35)	(0.30)	(0.15)	None	None	(0.06)
Dividends from net realized capital gains on investments	None		None	(2.02)	(1.65)	(2.14)	(1.11)	None	None	(0.10)
Total dividends	None		(0.05)	(2.24)	(2.00)	(2.44)	(1.26)	None	None	(0.16)

Net asset value, end of period	$8.66		$7.03	$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90

Total Return	23.19%		(52.83%)	19.11%	22.10%	18.01%	17.60%	53.36%	(17.27%)	0.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars)	$33,908		$31,680	$67,944	$47,872	$34,370	$26,382	$21,056	$14,605	$15,846
Ratio of net expenses to average net assets	0.96%	**	0.98%	0.97%	0.98%	0.98%	0.98%	0.98%	0.98%	0.96%
Ratio of gross expenses to average net assets	1.42%	**	1.16%	1.10%	1.16%	1.24%	1.20%	1.22%	1.31%	2.07%
Ratio of net investment income (loss) to average net assets	-0.78%	**	0.41%	1.44%	2.45%	2.21%	1.17%	(0.29%)	(0.82%)	1.48%
Ratio of total investment income (loss) less gross expenses to average net assets	-1.24%	**	0.23%	1.31%	2.26%	1.94%	0.93%	(0.55%)	(1.15%)	0.60%
Portfolio turnover (excluding money market mutual funds)	44%	**	36%	38%	24%	44%	29%	47%	56%	13%

** Annualized
See notes to financial statements. 24

Item 2. Code of Ethics.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to this filing on Form N-CSR of a semi-annual report.

	(2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibit (a)(2).

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer
Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer
Date:	September 3, 2009